
                                                                    Exhibit 10.1

                                      LEASE

                           ARTICLE I - REFERENCE DATA


1.01 Subjects Referred To: Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Article:

LANDLORD and LANDLORD'S ADDRESS:                       Perimeter Realty
                                                       c/o Nelson & Small, Inc,
                                                       212 Canco Road
                                                       Portland, Maine 04103

TENANT and TENANT'S ADDRESS:                           AssureTec Systems, Inc.
                                                       340 Granite St., Suite 200
                                                       Manchester, NH 03102

TENANT'S SPACE (the "Space" or "Premises"):            Approximately 6,300 Sq.Ft. in the building
                                                       located at 200 Perimeter Road, Manchester, NH
                                                       designated as "Space B" and outlined in yellow on
                                                       the floor plan attached,

SCHEDULED TERM COMMENCEMENT DATES:                     The term relative to Space B (6,300 Sq, Ft.)
                                                       commences July 1, 2002.

TERM:                                                  From the Commencement Date through June 30, 2004.

ANNUAL BASE RENT:                                      $42,525.00 as to 6,300 Sq. Ft., or $6.75 NNN per
                                                       Sq. Ft.

MONTHLY BASE RENT:                                     $3,543.75

SECURITY DEPOSIT:                                      $3,543.75

RENTABLE FLOOR AREA OF TENANT'S PREMISES:              Approximately 6,300 Sq. Ft.

RENTABLE FLOOR AREA OF THE BUILDING:                   Approximately 67,500 square feet

TENANT'S PROPORTIONAL SHARE OF GROSS RENTABLE
FLOOR SPACE IN BUILDING:                               9.33%

PERMITTED USES:                                        General Office and Warehouse

OPTION TO RENEW:                                       One (1) additional three (3) year period provided
                                                       Tenant is not in default of the Lease and gives
                                                       Landlord at least six (6) months written notice
                                                       of its intent to exercise such option. The rental
                                                       rate for the three (3) year option shall be seven
                                                       ($7.00) dollars per Sq. Ft. NNN.

COMPREHENSIVE GENERAL LIABILITY COMBINED SINGLE
LIMIT INCLUDING BROAD FORM COMPREHENSIVE GENERAL
LIABILITY COVERAGE:                                    $2,000,000





PARKING:                                               Tenant shall have the exclusive right to use
                                                       up to 20 parking spaces in the parking areas
                                                       in front of the Premises as designated from
                                                       time to time by the Landlord. (Landlord
                                                       reserves the right to give other tenants and
                                                       their invitees exclusive parking spaces in
                                                       areas not designated as such for Tenant.)
                                                       Parking spaces not designated may be used by
                                                       all tenants in common; however, tractor
                                                       trailer traffic will be directed to park
                                                       away from Tenant's designated area and the
                                                       access driveway adjacent to designated area.

PERSONAL GUARANTEES:                                   The Principals of AssureTec Systems, Inc.
                                                       shall personally guarantee this Lease and
                                                       shall provide both personal and corporate
                                                       financial statements for the approval of
                                                       Landlord.


                                       -2-


1.02     Table of Contents and Sections

INDEX                                                                       PAGE

ARTICLE I             REFERENCE DATA...........................................1

ARTICLE II            PREMISES AND TERM........................................4

ARTICLE III           RENT.....................................................4

ARTICLE IV            LANDLORD COVENANTS ......................................7

ARTICLE V             TENANT COVENANTS ........................................8

ARTICLE VI            ASSIGNMENT AND SUBLETTING  .............................12

ARTICLE VII           SUBORDINATION AND ESTOPPEL  ............................12

ARTICLE VIII          CASUALTY DAMAGE AND EMINENT DOMAIN .....................13

ARTICLE IX            TENANT DEFAULT .........................................13

ARTICLE X             LANDLORD SELF-HELP .....................................14

ARTICLE XI            LIMITATION OF LIABILITY ................................14

ARTICLE XII           LANDLORD DEFAULT .......................................15

ARTICLE XIII          WAIVER OF RIGHTS  ......................................15

ARTICLE XIV           NOTICES  ...............................................15

ARTICLE XV            SUCCESSORS AND ASSIGNS .................................15

ARTICLE XVI           HOLDOVER................................................15

ARTICLE XVII          SECURITY DEPOSIT........................................15

ARTICLE XVIII         MISCELLANEOUS...........................................16

                          Signature Page......................................17

1.03       Exhibits

             A.       Floor Plan .............................................18

             B.       Landlord's Work.........................................19

                         ARTICLE II - PREMISES AND TERM


     2.01 Landlord hereby LEASES unto Tenant and Tenant hereby hires from Landlord Tenant's space (the "Premises") which is shown as the area marked on the plan attached hereto, made a part hereof and marked Exhibit A. The Premises shall be used by Tenant only for those purposes designated in Article I and for no other purpose or purposes without the prior written consent of Landlord, which shall not be unreasonably withheld.

     2.02 Tenant shall have and hold the Premises, unless sooner terminated as herein provided, commencing on the Scheduled Term Commencement Dates. It is contemplated that the Landlord will deliver Space B to the Tenant for occupancy on or before July 1, 2002.


                               ARTICLE III - RENT

     3.01 Tenant shall pay base rent in equal monthly installments in advance on the first day of each month during the term hereof, commencing on the Scheduled Rent Commencement Date, said rent to be prorated for portions of a calendar month at the beginning or end of said term, all payments to be made to Landlord or to such agent and at such place as Landlord shall from time to time in writing designate, the following being now so designated: c/o Nelson & Small, Inc., 212 Canco Road, Portland, Maine 04103. The Landlord has agreed to credit to the Tenant the base rent for one (1) month (July 2002), in exchange for the cost of Tenant's improvements. Tenant will pay the CAM charges for the month of July 2002, even though base rent is being waived. If Tenant does not pay base rent, supplemental and additional rents, other fees and charges when due pursuant to the terms of this Lease, then Landlord, in its sole discretion, may charge, in addition to any other remedies it may have, a late charge for each month or part thereof that Tenant fails to pay the amount due after the due date. The late charge shall be one-twelfth (1/12) of the prime rate at BankNorth, N.A., or its successor, existing at the time that the late charge is to be assessed, multiplied by the amount unpaid.

     3.02 Landlord will determine as of the last day of each year the Operating Expenses (sometimes referred to as "CAM Charges") per annum of the building and its appurtenances and all exterior areas, yards, plazas, sidewalks, parking areas, landscaping and the like then (i.e., as of the said last day of the year concerned) located outside of the building but related thereto and the parcels of land on which they are located (said building, appurtenances, exterior areas and land hereinafter referred to in total as the "building"). Operating Expenses include, but are not limited to:

          (a) All salaries, wages, fringe benefits, payroll taxes and workmen's compensation insurance premiums related thereto of and for Landlord's employees engaged in the operation of the building;

          (b) All costs, including monies paid to utility companies, the City of Manchester, New Hampshire, and any other entities, of furnishing electricity, heat, air-conditioning, steam, water, sewer, and gas services and facilities to the building, and all costs of furnishing such services and facilities;

          (c) All costs of any insurance carried by Landlord related to the building;

          (d) All costs, including material and equipment costs, for common area cleaning and janitorial services and for window cleaning;

          (e) All costs of maintaining the building including the operation and repair of heating equipment (if installed as a part of the building structure), and any other common building equipment and all other repairs, improvements, and replacements necessary to keep the building in a first-class condition, including, without limitation, repairs of and replacements to the exterior walls, roof, foundation and/or structural portions of the building (with respect to the replacement of capital items, Tenant's share shall be based upon the amortized costs of such items over a useful life which shall be reasonably determined by Landlord's accountant, at an interest rate equal to BankNorth, N.A. prime rate at the time of such capital replacement;

          (f) All costs of snow and ice removal, landscaping and grounds care;

          (g) All other costs of the management of the building including reasonable management fees to the Landlord or any other party equal to five percent (5%) of total base rents relating to the building;

          (h) All costs of all service and supply contracts relating to services and supplies referred to in subparagraphs (a) through (g) hereinabove and relating in any way to the operation, maintenance and management of the building by Landlord.

     Provided, however, that there shall not be included in such Operating
Expenses:

               (i) Taxes as provided for in Section 3.05 hereinbelow;

               (ii) Special services rendered to tenants, including Tenant, for which Landlord makes a specific charge to the tenants concerned;

               (iii) Any costs to the extent of any net amount Landlord has received reimbursement therefor from any person;

               (iv) Any costs to the extent they are the responsibility of tenants, including Tenant, under lease provisions and not Landlord; and

               (v) Interest and depreciation charges.

     Tenant shall pay to Landlord, as additional rent, an amount of additional rent equal to (i) the Operating Expenses multiplied by (ii) Tenant's proportional share of the building as established on page one (which includes Tenant's proportional share of common areas); however, should Tenant's use of building services or facilities exceed its proportionate share, then Tenant shall pay to Landlord, as additional rent, an amount based on Tenant's disproportionate share of the use of such services. Landlord shall provide Tenant with a statement certified by an authorized representative of Landlord showing Tenant's disproportionate share of any services. Such amount to be apportioned for any fraction of the year in which the Commencement Date falls or the term of this Lease ends.

     3.03 During each year of the term hereof, commencing on the Scheduled Term Commencement Date, Tenant shall make monthly estimated payments to Landlord, as supplemental rent, for Tenant's share of Operating Expenses for the then current year. Said estimated monthly payments shall be made on the first day of each month during the term hereof (said payments to be prorated for portions of a calendar month at the beginning or end of said term) and shall be equal to Tenant's monthly payments for its share of Operating Expenses shall be determined by Landlord in its reasonable judgment.

     3.04 After the end of each fiscal year, Landlord shall deliver to Tenant a statement, certified by an authorized representative of Landlord showing the Operating Expenses for the prior year and also showing the Tenant's share of such expenses. The Tenant shall, within thirty (30) days after such delivery, pay the Tenant's share to the Landlord, as supplemental rent, less any estimated payments. If the estimated payments exceed Tenant's share, then the excess shall be applied to the next year's monthly payments for estimated Operating Expenses.

     3.05 Tenant shall pay to Landlord, as additional rent, an amount of additional rent equal to (i) the Building Taxes multiplied by (ii) Tenant's proportional share of the building. Such proportional shares include Tenant's proportional share of common areas as established on page one. Any such amount to be apportioned for any fraction of a year in which the Commencement Date falls or the Term of this Lease ends. Such taxes shall be paid upon receiving an invoice from Landlord upon a schedule consistent with the payment schedule to the taxing authority.

     For purposes of this Lease, Building Taxes shall mean Taxes assessed and levied against the real estate (which term shall include personal property to the extent that elevators, air conditioning equipment or similar building appurtenances for the use and benefit of all of the occupants of the building are classified as personal property for tax purposes) which shall mean all real estate taxes, betterments assessments (special or general, ordinary or extraordinary), water and sewer taxes, and any other charges made by public authority which upon assessment or upon failure of payment become a lien upon the building of which the Premises are a part or the personal liability of Landlord. Any one-time charges such as sewer assessments shall be amortized as provided in Section 3.02(e) above.

     In the event Landlord is required to pay to any taxing authority any amount as sale taxes, gross receipt taxes or any tax of like nature specifically measured as a percentage of, or fraction of, or other factors based upon the rent payable hereunder (whether in lieu of, or in addition to, real estate taxes) then such amounts shall be treated as real estate taxes hereunder, Any amounts which are payable to the Landlord pursuant to the provisions of this paragraph shall, at the option of the Landlord, be payable at any time after the payment of such taxes by the Landlord to the taxing authority concerned whether such payments be required on a monthly, quarterly or other time interval basis.

     In addition, in the event Landlord is required to pay to any taxing authority any amounts as income taxes which are in lieu of real estate taxes, then such amounts shall be treated as real estate taxes hereunder; provided, however, that neither this sentence nor the preceding paragraph shall be interpreted as meaning that Tenant has any responsibility to pay, in part or in whole, any of (or any increases in) Landlord's income taxes (including the Business Profits Tax and the Business Enterprise Tax) to any taxing authority except as the same are assessed and levied in lieu of real estate taxes.

     In the event that such taxes are abated, reduced or refunded for any year, an equitable credit toward subsequent charges for Building Taxes due from Tenant shall be made to reflect Tenant's pro rata share of such reduction less all costs incurred by Landlord in securing the same, but the pendency of any application or other proceeding relating to any such abatement, reduction or refund shall not delay the computation and payment by Tenant of its share of any such Charge.

     Landlord's current good faith estimate of Operating Expenses and Building Taxes is $1.92 per square foot based on the year 2001 reconciliation. Tenant acknowledges that this figure is a good faith estimate only and not a ceiling or cap.

     3.06 In additional to all of the foregoing, Tenant agrees, for each fiscal year, to pay its proportional share as established in Article I of any costs and expenses (hereinafter "special costs and expenses") incurred by Landlord with the consent of Tenant (which consent shall not be unreasonably withheld, continued or delayed) in an effort by Landlord to reduce the operating and maintenance costs of the building. At the end of each fiscal year, Landlord shall deliver to Tenant a statement showing said "special costs and expenses" and also showing Tenant's share of said amount. Tenant shall, within thirty (30) days after said delivery, pay Tenant's share to Landlord as supplemental rent.


                         ARTICLE IV - LANDLORD COVENANTS


     4.01 Landlord shall furnish services as follows the cost of which services shall be included in Operating Expenses and apportioned in accordance with
Section 3.02:

          (a) Heat to maintain the Premises and the common areas of the building at comfortable temperatures, except as otherwise required by law, executive order, rule or other regulation, up to 24 hours per day, 7 days per week.

          (b) Water for ordinary drinking, cleaning, lavatory and toilet facilities.

          (c) Cleaning and janitor service in common areas.

          (d) Maintenance and repair of the roof, exterior walls, foundation, structure, utility systems (to the extent located outside the Premises and not provided directly by Tenant), and common areas and common facilities of the building as necessary to maintain them in good order and condition; provided, however, that any such maintenance or repairs made necessary by fault or neglect of the Tenant or the employees and visitors of the Tenant shall be at the expense of the Tenant and Tenant shall pay all costs thereof.

     4.02 Landlord shall not be liable to Tenant for interruption in or cessation of any service rendered to the Premises or building or agreed to by the terms of this Lease, due to any accident, the making of material repairs, material alterations or material improvements, labor difficulties, inability to obtain fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or any cause beyond the Landlord's reasonable control. Landlord reserves the right to construct additions to the Building of which the Premises are a part and to reasonably adjust parking and/or traffic during such work.

     4.03 Landlord shall maintain a policy of fire and extended coverage insurance on the Premises in such amounts and with such companies as shall from time to time be reasonably satisfactory to Landlord. Landlord shall provide Tenant with a copy of said insurance policy. The cost of such insurance shall be included in Operating Expenses and apportioned in accordance with Section 3.02.

     4.04 Landlord represents and warrants that Landlord is the lawful owner, of record and beneficially, of the Premises and has unrestricted power and authority to lease the Premises or any portion of the Premises to Tenant in accordance with the terms of this Lease. Landlord will take all steps necessary to subdivide or otherwise insure the leaseability of the Premises.

     4.05 So long as Tenant pays the rent and performs all of its obligations in this Lease, Tenant's possession of the Premises will not be disturbed by Landlord, or anyone claiming by, through or under Landlord, or by the holders of the mortgages described in Article VII hereof.

     4.06 Landlord represents and warrants to Tenant that on the date of delivery of possession of the Premises to Tenant, Landlord has received no notice of violation or other indication of failure to comply with, and is aware of no condition which would give rise to such a notice or indication relating to any and all laws, ordinances, orders, rules, regulations and other governmental requirements relating to the use, condition and occupancy of the Premises, and all rules, orders, regulations and requirements of the board of fire underwriters or insurance service office, or any similar body having jurisdiction over the Premises. Should such a notice or indication be received which in any way materially interferes with Tenant's use and enjoyment of the Premises and should the condition giving rise to such notice or indication not be corrected within thirty (30) days, Tenant may, but need not, at any time during such interference, terminate this Lease upon thirty (30) days' prior notice.


                          ARTICLE V - TENANT COVENANTS


     5.01 Tenant acknowledges by entry thereupon that the Premises are in good and satisfactory order, repair and condition, and accepts the Premises in "as is" condition in reliance on Landlord's representations and warranties set forth herein and covenants during said term and further time as the Tenant holds any part of the Premises:

          (a) To pay, when due, all rent and other charges set forth herein; all charges for electricity, telephone, and other communication systems used at, and supplied to, the Premises, and other utilities not provided by Landlord; and notwithstanding anything to the contrary contained herein, Tenant shall be responsible for all heating and air conditioning charges for the Premises to the extent such Premises are served by independently controlled and metered systems.

          (b) To keep the Premises and all utility systems located within the Premises and/or provided directly by Tenant in as good order, repair and condition as the same are in at the commencement of said term, or may be put in thereafter, damage by fire or unavoidable casualty and reasonable use and wear excepted; and, at the termination of this Lease, peaceably to yield up the Premises and all additions, alterations and improvements thereto in such good order, repair and condition, first removing all goods and effects not attached to the Premises, repairing all damage caused by such removal, and leaving the Premises clean and tenantable. If Landlord in writing permits Tenant to leave any such goods and chattels at the Premises, and the Tenant does so, Tenant shall have no further claims and rights in such goods and chattels as against the Landlord or those claiming by, through or under the Landlord. Notwithstanding anything to the contrary herein, if Tenant has leased ground floor space, to keep all plate glass windows in good repair and condition and to carry adequate insurance to provide for the replacement of any such plate glass which is damaged or destroyed. Tenant shall keep the air conditioning equipment and system serving the Premises in good repair and condition.

          (c) Not to injure or deface the Premises or building; not to permit on the Premises any auction sale, nuisance, objectionable noise or odor; not to permit the use of the Premises for any purpose other than set forth herein or any use thereof which is improper, offensive, contrary to law or ordinance, or liable to invalidate or increase the premiums for any insurance on the building or its contents or liable to render necessary any alterations or additions to the building, other than as set forth in this Lease, or as otherwise agreed to in writing by Landlord and Tenant.

          (d) Not to obstruct in any manner any portion of the building not hereby demised or the sidewalks or approaches to said building or any inside or outside windows or doors; and to conform to all reasonable rules and security regulations now or hereafter made by Landlord for the care and use of the Premises, the building, its facilities and approaches.

          (e) Not to assign this Lease nor make any sublease at any time, except as set forth in Article VI.

          (f) Not to make any alterations or additions, nor to permit the making of any holes in any part of said building, nor to overload any floor of the Premises, nor to paint or place any signs, drapes, curtains, shades, awning, aerials or flagpoles or the like, visible from outside of the Premises, that is from outdoors or from any corridor or other common area within the building, nor to permit anyone except the Tenant to use any part of the Premises for desk space or for mailing privileges without on each occasion obtaining prior written consent of the Landlord.

          (g) That the Landlord may enter the Premises to install, maintain, use, repair and replace pipes, ducts, wires, meters and any other equipment, machinery, apparatus and fixtures in the Premises to serve the Premises and to serve other parts of said building.

          (h) To save Landlord harmless and indemnified from any injury, loss, claim or damage to any person or property while on or about the Premises, except to the extent it is the result of the negligence or willful misconduct of Landlord or its employees, and to any persons or property caused by Tenant or its employees, agents or visitors.

          (i) To insure Tenant and Landlord, as their interests appear, with Comprehensive General Liability Coverage including Broad Form Comprehensive General Liability coverage on the Premises, in such amounts and with such companies and against such risks as the Landlord shall reasonably require and approve but in amounts no less than two million dollars combined single limit.

          (j) To hold all property of Tenant, including fixtures, furniture, equipment and the like of the Tenant, or of any other owner situated at the Premises, at Tenant's own risk, and to pay when due all taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind owned or placed in, upon or about the Premises by Tenant.

          (k) That, without limitation of any other provision herein, Landlord and its employees shall not be liable for any injuries to any person or damages to property due to the building or any part thereof, or any appurtenance thereof, being in need of repair or due to the happening of any accident in or about the building or the Premises or due to any act or neglect of any tenant of the building or of any employee, customer or visitor of Tenant, except to the extent that such injuries or damages result from the willful misconduct or negligence of Landlord or its employees, agents or visitors. Without limitation, this provision shall apply to injuries and damage caused by nature, rain, snow, ice, wind, frost, water, steam, gas or odors in any form or by the bursting or leaking of windows, doors, walls, ceilings, floors, pipes, gutters, or other fixtures; and to damage caused to fixtures, furniture, equipment and the like situated at the Premises, whether owned by the Tenant or others.

          (1) To permit Landlord or its agents to examine the Premises at reasonable times and, if Landlord shall so elect, to make any repairs or additions Landlord may deem necessary and, at Tenant's expense to remove any alterations, additions, signs, drapes, curtains, shades, awnings, aerials or flagpoles, or the like, not consented to in writing; and to show the Premises to prospective purchases and mortgagees; to show the Premises to prospective tenants during the six (6) months preceding the expiration of this Lease.

          (m) To permit Landlord at any time or times to decorate and to make, at its own expense and without materially worsening the appearance of the building, repairs, alterations, additions and improvements, structural or otherwise, in or to said building or any part thereof, and during such operations to take into and through the Premises or any part of the building all materials required work in a manner which will cause Tenant minimum inconvenience.

          (n) To insure Landlord and Tenant, as their interests appear, against loss of the contents and improvements of the Premises under standard New Hampshire form policies, against fire and standard extended coverage risks, with waiver of subrogation if such waiver can be obtained without charge.

          (o) To pay Landlord's expenses, including reasonable attorney's fees, incurred in successfully enforcing any obligation of this Lease which has not been complied with.

          (p) Not to permit in good faith any employee of Tenant to violate any covenant or obligation of Tenant hereunder.

          (q) Not to suffer or permit any lien of any nature or description to be placed against the building, the Premises or any portion thereof, and to promptly provide Landlord with mechanic's lien waivers for any work done by Tenant in the Premises; and if the Tenant should fail to remove such lien after being so requested by the Landlord, the Landlord shall be empowered to take any action to remove said lien, including but not limited to the payment of money, and the Tenant will then be liable for such expenses incurred by the Landlord as supplemental rent; this provision shall not be interpreted as meaning that the Tenant has any authority or power to permit any lien of any nature or description to attach to or to be placed upon the Landlord's title or interest in the building, the Premises, or any portion thereof. At Landlord's request, Tenant agrees to deliver to Landlord, not later than three (3) days after receipt of such request, a certificate certifying as to any actions taken by Tenant which may create a lien against the building.

          (r) To keep the Premises equipped with all safety appliances required by law or any public authority because of the use made by the Tenant of the Premises.

          (s) That the rights and remedies to which the Landlord may be entitled under the terms of this Lease are cumulative and are not intended to be exclusive of any other rights or remedies to which the Landlord may be properly entitled in case of any breach or threatened breach by Tenant of any portion of the Lease.

          (t) That acceptance by Landlord of a lesser sum than the base rent, supplemental rent or other fees or charges then due shall not be deemed to be other than on account of the earliest installment of such rent or other fees or charges due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other payments be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease. The delivery of keys to any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

          (u) That without limitation of anything elsewhere herein contained, the Landlord may,

               (i) designate and change the name and street address of the building; provided, however, that the Landlord shall first give reasonable notice thereof to the Tenant;

               (ii) retain and use in appropriate instances keys to all doors within and into the Premises and to change the locks to the Premises if Landlord deems it advisable. No lock shall be changed nor shall any additional locks be added by Tenant without the prior written consent of Landlord, such that will not be unreasonably withheld.

               (iii) have access to any mail chutes located in the Premises according to the rules of the United States Post Office;

               (iv) enter upon the Premises and exercise any and all of Landlord's rights without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant.

               (v) That Tenant shall not remove any of its fixtures or personal property from the Premises at any time that Tenant is in default under any of the terms of this Lease; in addition, if Tenant intends to cease or ceases the operation of its business, it may not remove its fixtures and personal property from the Premises unless Tenant first pays to Landlord three (3) months base rent to be held by Landlord to secure Tenant's obligations under the terms of this Lease for the remainder of the term which shall be returned to Tenant if Tenant fulfills all of its obligations under this Lease. Notwithstanding the foregoing, this provision shall not apply to any lender who has a valid security interest in Tenant's fixtures and/or property.

               (w) That, with respect to any flammable fluids, chemicals, hazardous, toxic or special wastes, materials or substances including asbestos, waste oil and petroleum products (the "Hazardous Materials") which Tenant, its agent or employees, may use, handle, store or generate in the conduct of its business at the Premises Tenant will:
          (i) comply with all applicable laws, ordinances and regulations which relate to the treatment, storage, transportation and handling of the hazardous storage, transportation and handling of the Hazardous Materials; (ii) in no event permit or cause any disposal of Hazardous Materials, in, on or about the floor or in any drainage system or in the trash containers which are customarily used for the disposal of solid waste; (iii) with respect to any off-site disposal, shipment, storage, recycling or transportation of any Hazardous Materials, properly package the Hazardous Materials and shall cause to be executed and duly filed and retain all records required by federal, state or local law; (iv) at all reasonable times permit Landlord or its agents or employees to enter the Premises to inspect the same for compliance with the terns of the Paragraph and will further provide upon five (5) days notice from Landlord copies of all records which Tenant may be obligated to obtain and keep in accordance with the terms of this Paragraph; and (vi) upon termination of this Lease, at Tenant's expense, remove all Hazardous Materials from the Premises and comply with applicable state, local and federal laws as the same may be amended from time to time. Tenant agrees to deliver the Premises to Landlord at the termination of this Lease free of all pollutants, contaminants, special wastes, underground storage tanks, asbestos, waste oil, petroleum and any other hazardous, pathological, radioactive, dangerous or toxic substances, materials or wastes not existing as of the Scheduled Term Commencement Date. The terms used in this Paragraph shall include, without limitation, all substances, materials, etc., designated by such terms under any laws, ordinances or regulations, whether federal, state or local. Tenant further agrees to (a) hold harmless and (b) indemnify Landlord for and against any and all claims, loss, costs, damages and expenses, including attorneys' fees, which may arise in the event that Tenant fails to comply with any of the provisions contained in this Paragraph. The terms of this Paragraph shall expressly survive the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Paragraph 5.01(w), Tenant shall not be liable to Landlord for and shall have no obligation hereunder to remove any Hazardous Materials existing on the Premises prior to the time of Tenant's first occupancy of the Premises. Furthermore,

          Landlord hereby represents and warrants that it has no knowledge of any violation of any applicable laws, ordinances and regulations relating to the treatment, storage, transportation or handling of Hazardous Materials with respect to the Premises, nor has Landlord received any written or other notice of the same.

               (x) Landlord shall allow Tenant, at Tenant's expense, the right to install Tenant's standard sign package on the marquee directly in front of the space. All signage shall be subject to Landlord and local governmental approval. Landlord's approval shall not be unreasonably withheld.


                     ARTICLE VI - ASSIGNMENT AND SUBLETTING

     6.01 Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this Lease, nor sublet or permit the Demised Premises or any part thereof to be used by others, without in each instance having first received the express written consent of Landlord, which consent shall not be unreasonably withheld. In the event that Tenant proposes to sublease or assign the entire Premises, Landlord shall have the option of terminating this Lease and dealing directly with the prospective subtenant or assignee. The consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Landlord's express written consent to any other or further assignment or subletting nor shall any such consent by Landlord serve to relieve or release Tenant from its obligations to fully and faithfully observe and perform all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. Any net profits, to the Tenant after Tenant's unamortized cost of marketing and Tenant improvements have been deducted, shall be split between Landlord and Tenant 50%-50%.


                    ARTICLE VII - SUBORDINATION AND ESTOPPEL

     7.01 Tenant agrees at the request of Landlord to subordinate this Lease to any mortgage placed upon the Premises by Landlord and, if required by the mortgagee, to agree not to prepay rent more than ten (10) days in advance to provide said mortgagee with notice of and reasonable opportunity to cure any defaults by Landlord, and not to amend, modify or cancel this Lease without mortgagee's written consent, provided that the holder of such mortgage enters into an agreement with Tenant by the terms of which such holder agrees not to disturb the Tenant in its possession of the Premises so long as Tenant continues to perform its obligations hereunder and, in the event of acquisition of title by said holder through foreclosure proceedings or otherwise, to accept Tenant as Tenant of the Premises under the terms and conditions of this Lease, and Tenant agrees to recognize such holder or any other person acquiring title to the Premises as having the rights of the Landlord and to attorn to said holder or other person if requested. Tenant and Landlord agree to execute and deliver any appropriate instruments necessary to carry out the foregoing provisions.

     7.02 The Tenant within three days upon request in person or within ten days upon request by mail, shall furnish to the Landlord a written statement, duly acknowledged, setting forth the rental amounts due under this Lease agreement, the terms of payment and expiration date or renewal option of the Lease, the date to which rent has been paid, an acknowledgment that rent has not been prepaid, whether any offset or defenses exist against the rent due, and if any are alleged to exist, the nature thereof shall be set forth in detail, and any other information reasonably requested in connection with this Lease. The failure of Tenant to execute, acknowledge, and deliver to Landlord a statement in accordance with the provisions of this paragraph within the period set forth shall constitute acknowledgment by Tenant, which may be relied upon by Landlord and third parties that this Lease has not been assigned, amended, changed or modified, is in full force and effect and that the Rent, Tenant's share of Common Area Expenses and Taxes and Utility Charges have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request, and Landlord, at its option, may treat such failure as an event of default.

     7.03 Tenant agrees to give any mortgagees and/or trust deed holders by registered mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagees and/or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

     7.04 Landlord agrees, upon request of Tenant, to execute such waivers as may reasonably be requested by Tenant or its lenders, disclaiming any interest in Tenant's personal property located in the Premises.


                ARTICLE VIII - CASUALTY DAMAGE AND EMINENT DOMAIN

     8.01 If the Premises, the building, or any substantial part of either, shall be taken by any exercise of the right of eminent domain or shall be destroyed or damaged by fire or unavoidable casualty or by action of any public or other authority, or shall suffer any direct consequential damage for which Landlord and Tenant, or either of them, shall be entitled to compensation by reason of anything done in pursuance of any public or other authority during this Lease or any extension thereof, then this Lease shall terminate at the election of Landlord which election may be made whether or not Landlord's entire interest has been divested; and if Landlord shall not so elect, then in case of such taking, destruction or damage rendering the Premises unfit for use and occupation, a just proportion of said rent according to the nature and extent of the injury shall be abated until the Premises, or in the case of a partial taking what may remain thereof, shall have been put in proper condition for use and occupation. Landlord reserves and excepts all rights to damages to the Premises and building and the leasehold hereby created, accrued or subsequently accruing by reason of anything lawfully done in pursuance of any public, or other, authority. Landlord shall give Tenant notice of its decision to terminate this Lease or restore the Premises within ninety (90) days after any occurrence giving rise to Landlord's right to so terminate or restore. Notwithstanding anything to the contrary, Landlord's obligation to put the Premises or the building in proper condition for use and occupation shall be limited to the amount of the proceeds from any insurance policy or policies or of damages which accrue by reason of any taking by a public or other authority, which are available to Landlord for such use.


                           ARTICLE IX - TENANT DEFAULT

     9.01 If Tenant shall neglect or fail to make any rental payment within seven (7) days after date of written notice of such default by Landlord, or if Tenant shall fail to cure a default in the performance of any of the other of the Tenant's covenants, agreements or obligations within thirty (30) days after date of written notice of such default by Landlord, or if the leasehold hereby created shall be taken on execution, or by other process of law, or if any assignment shall be made of Tenant's property for the benefit of creditors, or if a receiver, guardian, conservator, trustee in bankruptcy or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant's property, or if a Tenant commits any act of bankruptcy, or if a petition is filed by Tenant under any bankruptcy, insolvency or other debtor relief law, and is not dismissed within ninety (90) days from the date upon which it is filed, then, and in any of said cases, Landlord lawfully may immediately or at any time thereafter and without demand or notice or the necessity of compliance with any statute in any manner relating to summary process, enter upon the Premises and repossess the same and expel Tenant and those claiming through or under Tenant and remove their effects, forcibly if necessary, without being deemed guilty of any manner of trespass and without prejudice to any rights or remedies which might otherwise be used for arrears of rent or previous breach of covenant, and upon such entry, all rights of Tenant under this Lease shall terminate; and Tenant covenants that in case of such termination, Tenant shall forthwith pay to Landlord at Landlord's election as damages either: a) a sum equal to the amount by which the rent and other payments called for hereunder for the remainder of the original term and of any extension thereof exceed the fair rental value of the Premises for the remainder of the original term and of any extensions thereof, and, in addition thereto will during the remainder of the original term and of any extension thereof pay to Landlord on the last day of each calendar month the difference, if any , between the rental which would have been due for such month had there been no such termination and the sum of the amount being received by Landlord as rent from occupants of the Premises, if any, and the applicable prorated amount of the damages previously paid to Landlord, or b) as of the date of such termination, Tenant shall immediately be liable for and pay Landlord the entire unpaid rental and all other balances due under this Lease for the remainder of the Term. The Landlord shall make reasonable effort to secure a rental equal to the prevailing local rate for the Premises concerned. In addition, Tenant agrees to pay to Landlord, as damages for any above described breach, all costs of reletting the Premises including, but not limited to, real estate commissions.


                          ARTICLE X-LANDLORD SELF-HELP

     10.01 If Tenant shall default in the performance or observance of any covenant, agreement, or condition in this Lease contained on its part to be performed or observed, other than an obligation to pay money, and shall not have commenced to cure such default as provided herein, and thereafter fail to diligently pursue such cure to a conclusion, Landlord may, at its option, and upon three (3) days written notice to Tenant, without waiving any claim for damages for breach of this Lease, at any time thereafter, cure such default for account of Tenant; any amount paid or any liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant, and Tenant agrees to reimburse Landlord therefor, as additional rent, or save Landlord harmless therefrom.


                      ARTICLE XI - LIMITATION OF LIABILITY

     11.01 Tenant agrees to look solely to Landlord's interest in the building for recovery of any judgment from Landlord; it being agreed that Landlord, including any of the individuals who are parties of Landlord, is not personally liable for any such judgment. The provision contained in the foregoing sentence shall not limit any right that Tenant might otherwise have to obtain an injunctive relief against Landlord or Landlord's successors in interest, or any other action not involving the personal liability of Landlord.

                         ARTICLE XII - LANDLORD DEFAULT

     12.01 The Landlord shall in no event be in default in the performance of any of his obligations hereunder unless and until the Landlord shall have failed to commence to perform such obligations within thirty (30) days or such additional time as is reasonably required to correct any such default after written notice by the Tenant to the Landlord, such notice properly and expressly specifying wherein the Landlord has failed to perform any such obligation. Further, if the holder of the mortgage on the building of which the Premises are a part notifies Tenant that such holder has taken over the Landlord's rights under this Lease, Tenant shall not assert any right to deduct the cost of repairs or any monetary claim from rent thereafter due and accruing, but shall look solely to the Landlord for satisfaction of such claim.

                         ARTICLE XIII -WAIVER OF RIGHTS

     13.01 No consent or waiver, express or implied, by Landlord to or of any breach of any covenant, condition or duty of the other, shall be construed as a consent, or waiver to or of any other breach of the same or other covenant, condition or duty.

                              ARTICLE XIV - NOTICES

     14.01 Any notice from Landlord to Tenant or from Tenant to Landlord shall be deemed duly served if mailed by Certified Mail, with a copy via regular mail, addressed, if to Tenant, at the Premises after the term of this Lease has commenced and, prior to that time, at Tenant's address or if to Landlord, at the place from time to time established for the payment of rent, and the customary Certified Mail receipt shall be conclusive evidence of such service.

                       ARTICLE XV - SUCCESSORS AND ASSIGNS

     15.01 The covenants and agreements of Landlord and Tenant shall run with the land and be binding upon and inure to the benefit of them and their respective heirs, executors, administrators, successors and assigns, but no covenant or agreement of Landlord, express or implied, shall be binding upon any person except for defaults occurring during such person's period of ownership nor binding individually upon any fiduciary, any shareholder or any beneficiary under any trust.

                             ARTICLE XVI - HOLDOVER

     16.01 If Tenant fails to vacate the Premises at the termination of this Lease, then the terms of this Lease including all provisions for rent and other charges and fees shall be applicable during said holdover period, but this provision shall not be interpreted as consent or permission by the Landlord for Tenant to holdover at the termination of this Lease and terms of this holdover provision shall not preclude Landlord from recovering any other damages which it incurs as a result of Tenant's failure to vacate the Premises at the termination of this Lease.

                         ARTICLE XVII - SECURITY DEPOSIT

     17.01 Tenant agrees and hereby does deposit with Landlord the security deposit, if any, set forth in Article 1. Landlord shall return the security deposit to Tenant, without interest, at the termination of this Lease, if Tenant has complied with all of the terms of this Lease at the time of termination; otherwise, Landlord shall apply the security deposit to any damages which it incurs as a result of the failure of Tenant to comply with the terms of this Lease.


                          ARTICLE XVIII - MISCELLANEOUS

     18.01 If Tenant is more than one person or party, Tenant's obligations shall be joint and several. Unless repugnant to the context, "Landlord" and "Tenant" mean the person or persons, natural or corporate, named above as Landlord and Tenant respectively, and their respective heirs, executors, administrators, successors and assigns.

     18.02 Landlord will be responsible for any brokerage commission due to C.B Richard Ellis/The Boulos Company. Tenant warrants that it has not engaged or contacted a broker with regard to this Lease other than the Global Commercial Corp.

     18.03 No Presumption Against Drafter. Landlord and Tenant understand, agree and acknowledge that: a) this Lease has been freely negotiated by both parties; and b) that, in any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease or any of its terms or conditions, there shall be no inference presumption, or conclusion drawn whatsoever against either party having drafted this Lease or any portion thereof.

     18.04 Landlord and Tenant agree that this Lease shall not be recordable.

     18.05 If any provision of this Lease or its application to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     18.06 Covenant of Quiet Enjoyment. Tenant, subject to the terms and provisions of this Lease on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term without hindrance or ejection by any persons lawfully claiming under Landlord; but it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord's successors only with respect to breaches occurring during Landlord's period of interest hereunder.

     18.07 The submission of this Lease or a summary of some or all of its provisions for examination by Tenant does not constitute a reservation of or option for the Premises or an offer to lease the Premises.

     18.08 The Index, headings and Summary Page herein contained are for convenience only, and shall not be considered a part of this Lease.

Executed this 24 day of May, 2002,



WITNESS:                                    LANDLORD: PERIMETER REALTY
                                            c/o Nelson & Small, Inc.
                                            212 Canco Road
                                            Portland, Maine 04103




                                            By: /s/  Karl Nelson
-------------------------------------           ----------------
Name:




                                            TENANT: ASSURETEC SYSTEMS, INC.
                                            c/o 200 Perimeter Road
                                            Manchester, NH 03103



                                            By: /s/  R. Bruce Reeves
-------------------------------------           --------------------
Name:                                           Chairman, and CEO



The below individuals hereby jointly, severally, and unconditionally guarantee all obligations of AssureTec Systems, Inc. under this Lease as principals and not as surety.




                                            /s/
--------------------------------------      ------------------------------------
Witness                                     Name                   Date




                                            /s/
--------------------------------------      ------------------------------------
Witness                                     Name                   Date




                                            /s/
--------------------------------------      ------------------------------------
Witness                                     Name                   Date





--------------------------------------------------------------------------------